SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[X]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                 ARTISOFT, INC.
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                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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For more information please contact:

FINANCIAL COMMUNITY:                                          MEDIA COMMUNITY:
Michael O' Donnell                                            Jennifer Dube
Artisoft                                                      Artisoft
617-354-0600 x228                                             617-354-0600 x214
modonnell@artisoft.com                                        jdube@artisoft.com

                   ARTISOFT, DEVELOPER OF SOFTWARE-BASED PHONE
                         SYSTEMS, SECURES NEW FINANCING

CAMBRIDGE, MASS - AUGUST 8, 2001 - Artisoft(R), Inc. (NASDAQ: ASFT), a leading developer of software-based phone systems, announced today that it has entered into definitive agreements for a $7 million preferred stock financing. Pursuant to the terms of the financing, Special Situations Funds and other investors will invest $7,000,000 in a private placement of the Company's Series B Convertible Preferred Stock and warrants. $3.9 million of the financing was funded today. The Company plans to seek shareholder approval to fund the remaining $3.1 million.

In connection with the $3.9 million funded today, the Company issued 1,560,000 shares of Series B Convertible Preferred Stock at a per share price of $2.50. The preferred stock, which carries no coupon, can initially be converted into a like number of shares of the Company's Common Stock, subject to adjustment in certain events. The holders of the preferred stock, as a class, are also entitled to elect two directors of the Company.

In addition, the Company issued to the holders of the preferred stock warrants to purchase up to 1,560,000 shares of the Company's Common Stock. The warrants expire September 30, 2006 and are exercisable at a per share price of $3.75. Both the per share exercise price and the number of shares issuable upon exercise of the warrants are subject to adjustment in certain events.

Subject to shareholder approval, the Company will issue an additional 1,240,000 shares of Series B Convertible Preferred Stock and warrants to purchase an additional 1,240,000 shares of Common Stock, all under the respective terms described above.

The offer, sale and issuance to the investors of the preferred stock and warrants and the shares of common stock issuable upon the conversion or exercise thereof have not been and will not be registered under the Securities Act of 1933, as amended, and, unless so registered, may not be offered or sold in the United States, except pursuant to an applicable exemption from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws.

The Company is required to register for resale by the investors the Common Stock issuable upon conversion of the preferred stock and upon exercise of the warrants under the Securities Act of 1933, as amended. Net proceeds from the offering are expected to be used for general corporate purposes.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

                                      ####

Important Information And Where To Find It:

Artisoft, Inc. plans to file a proxy statement with the Securities and Exchange Commission relating to the financing described in this release. Investors and stockholders are urged to read the proxy statement when it becomes available, because it will contain important information about Artisoft, the financing described in this release and related matters. When the proxy statement is completed, Artisoft plans to send it to its stockholders to seek their approval of the financing described in this release. A copy of the proxy statement (when it is filed) and other documents filed by Artisoft with the SEC are available for free at the SEC's web site at http://www.sec.gov. Artisoft's stockholders may also obtain the proxy statement and other documents without charge by directing a request to Artisoft, Inc., Attention: Michael J. O'Donnell, 5 Cambridge Center, Cambridge, Massachusetts 02142, Telephone: (617) 354-0600. Artisoft, its directors, executive officers and employees, the investors in the financing and certain other persons may be deemed to be participants in the solicitation of proxies from Artisoft's stockholders to approve the financing. These individuals may have interests in the financing, some of which may differ from or may be in addition to those of Artisoft's stockholders generally. Artisoft is not aware of any material interests of any such participants, other than interests arising from the ownership of Artisoft's securities where the security holder receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class of Artisoft's securities.

                                      ####

Forward-Looking Statements:

THIS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS BASED ON CURRENT EXPECTATIONS OR BELIEFS, AS WELL AS A NUMBER OF ASSUMPTIONS ABOUT FUTURE EVENTS, AND THESE STATEMENTS ARE SUBJECT TO IMPORTANT FACTS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS IN THIS RELEASE ADDRESS A VARIETY OF SUBJECTS INCLUDING, FOR EXAMPLE, THE COMPANY'S INTENTIONS TO SEEK SHAREHOLDER APPROVAL OF THE FINANCING DESCRIBED IN THIS RELEASE AND ITS INTENDED USE OF THE PROCEEDS FROM THE FINANCING ANNOUNCED IN THIS RELEASE. THE FOLLOWING FACTORS, AMONG OTHERS, COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THESE FORWARD-LOOKING STATEMENTS: THE APPROVAL OF THE COMPANY'S SHAREHOLDERS OF THE FINANCING DESCRIBED IN THIS RELEASE, THE AVAILABILITY OF ADDITIONAL FINANCING ON TERMS ACCEPTABLE TO THE COMPANY OR AT ALL, THE IMPACT OF COMPETITIVE PRODUCTS AND PRICING, PRODUCT DEMAND AND MARKET ACCEPTANCE RISKS, THE PRESENCE OF COMPETITORS WITH GREATER FINANCIAL RESOURCES, PRODUCT DEVELOPMENT AND COMMERCIALIZATION RISKS, COSTS ASSOCIATED WITH INTEGRATION AND ADMINISTRATION OF ACQUIRED OPERATIONS, CAPACITY AND SUPPLY CONSTRAINTS OR DIFFICULTIES AND OTHER FACTORS DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-K, AS FILED ON SEPTEMBER 22, 2000, AND THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q, AS FILED ON MAY 15, 2001.

                                      ####

Artisoft is a registered trademark of Artisoft, Inc. All other company and product names mentioned may be trademarks or registered trademarks of the respective companies with which they are associated.